Prospectus Supplement	March 21, 2017

Putnam Small Cap Growth Fund
Prospectus dated October 30, 2016

Effective March 31, 2017, the sub-section Your fund’s management - Portfolio manager in the Fund Summary section is replaced in its entirety with the following:

William Monroe
Portfolio Manager, portfolio manager of the fund since 2017

Effective March 31, 2017, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

Portfolio	Joined	Employer	Positions over past five years
manager	fund

William Monroe	2017	Putnam Management	Portfolio Manager
		2012 – Present	Previously, Analyst

		Federated Investors	Senior Investment Analyst
2008 – 2012

The SAI provides information about this individual’s compensation, other accounts managed by this individual and this individual’s ownership of securities in the fund.

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